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                                                                   Exhibit 10.77

                                                   DATED AS OF DECEMBER 22, 2004

                                    [FORM OF]
                           DOMINION ACCOUNT AGREEMENT

     THIS DOMINION ACCOUNT AGREEMENT, (the "Agreement"), dated effective as of December 22, 2004 (the "Effective Date"), between the POKAGON BAND OF POTAWATOMI INDIANS, a federally recognized Indian Tribe (the "Borrower"), GREAT LAKES GAMING OF MICHIGAN, LLC, a Minnesota limited liability company f/k/a Great Lakes of Michigan, LLC ("Great Lakes") and _________________________ BANK, as Agent for and on behalf of Great Lakes (the "Agent");

                                   WITNESSETH:

     WHEREAS, the Borrower has the inherent power to conduct and regulate gaming on its lands, subject only to the restrictions imposed by the Indian Gaming Regulatory Act of 1988, Public Law 100-497 ("IGRA"); and

     WHEREAS, in accordance with IGRA, the Borrower has entered into a Tribal-State Compact for the Conduct of Class III Gaming within the State of Michigan; and

     WHEREAS, the Borrower operates a gaming facility in New Buffalo, Michigan (the "Casino") on lands the U.S. Department of the Interior has taken into trust; and

     WHEREAS, the Borrower and Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc. ("Lakes") have previously entered into a Development Agreement dated as of July 8, 1999, as assigned by Lakes to Great Lakes pursuant to that certain Assignment and Assumption Agreement dated October 16, 2000, by and among the Borrower, Great Lakes and Lakes, and as amended and restated by that certain First Amended and Restated Development Agreement dated October 16, 2000 by and between the Borrower and Great Lakes, and as amended and restated by that certain Second Amended and Restated Development Agreement dated as of December 22, 2004 by and between the Borrower and Great Lakes (collectively and as heretofore and hereafter amended, the "Development Agreement"), pursuant to which Great Lakes has agreed to, among other things, make certain loans to the Borrower in connection with the development, construction and equipping of the Casino and certain related amenities; and

     WHEREAS, the Borrower and Lakes Gaming, Inc. ("Lakes") have previously entered into a Management Agreement dated as of July 8, 1999, as assigned by Lakes to Great Lakes pursuant to that certain Assignment and Assumption Agreement dated October 16, 2000, by and among the Borrower, Great Lakes and Lakes, and as amended and restated by that certain First Amended and Restated Management Agreement dated October 16, 2000 by and between the Borrower and Great Lakes, and as amended and restated by that certain Second Amended and Restated Management Agreement dated as of December 22, 2004 by and between the Borrower and Great Lakes (collectively and as heretofore and hereafter amended, the "Management


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Agreement"), pursuant to which the Borrower and Great Lakes have agreed that
Great Lakes shall manage the Casino and certain related amenities as more specifically set forth therein; and

     WHEREAS, Borrower and Great Lakes desire to enter into this Agreement in order to provide for the receipt, deposit and disbursement of Gross Revenues derived by the Borrower with respect to the Enterprise, and to grant Great Lakes a first priority security interest in such revenues and certain related collateral (subject to subordination as provided herein), each for the purposes and in accordance with the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1 Unless the context otherwise requires, capitalized terms which are not defined herein shall have the meaning ascribed to them in the Development Agreement or the Management Agreement, as applicable.

     Section 1.2 Defined Terms. The following terms when used herein shall have the following meanings:

     "Business Day" means a day other than (i) a Saturday or Sunday and (ii) any day on which banks located in the State of Michigan are required or authorized by law to remain closed.

     "Collateral" means the Enterprise Revenues and the Dominion Account and the cash and/or cash equivalents and other investment property deposited or credited thereto from time to time, each whether now or hereafter owned, existing, arising or acquired, and including any proceeds of the foregoing.

     "Dominion Account" means that certain Account No. __________ owned and maintained by the Borrower with the Agent formed by and subject to the terms of this Agreement together with any replacement account related thereto.

     "Enterprise" shall have the meaning assigned to such term in the Management Agreement and which shall include, without limitation, the Casino.

     "Enterprise Revenues" shall mean the Gross Revenues (as such term is defined in the Management Agreement) of the Enterprise.

     "Obligations" shall mean all amounts owing by the Borrower to Great Lakes with respect to the Lakes Development Note, the Lakes Facility Note, the Non-Gaming Land Acquisition Line of Credit and, the Transition Loan Note, the Minimum Payments Note, the Working Capital Advance Note and any other Transaction Documents (as each of such terms are defined in the


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Development Agreement) and the Management Fees (as such term is defined in the
Management Agreement), together with any costs, expenses or other amounts hereafter owing by the Band to Agent or Great Lakes pursuant to the terms of this Agreement, each of the foregoing, whether now existing or hereafter incurred or arising.

                                    ARTICLE 2
                                GENERAL COVENANTS

     Section 2.1 Creation of Dominion Account/Legal Opinion. There is hereby created with the Agent the Dominion Account in the name of Borrower, which account is subject to the terms and conditions of this Agreement. The Agent shall deposit into the Dominion Account, as received, each and every payment of Enterprise Revenues or proceeds thereof delivered to the Agent in accordance with Section 2.2. Notwithstanding any other term or provision contained herein or in the Development Agreement (other than Section 9.2.1(j) thereof) or Management Agreement, only Great Lakes shall have the authority to make withdrawals from or exercise any other rights with respect to the Dominion Account; but Great Lakes' rights with regard to the Dominion Agreement shall be terminated as provided in, and shall be subject to, the provisions of Sections 9.2.1(j) of the Development Agreement. Agent hereby acknowledges the security interest in the Collateral granted to Great Lakes by Borrower. On the date of execution of this Agreement, the Borrower shall cause to be delivered to Great Lakes (a) such financing statements and similar documents necessary to perfect the security interest granted to Great Lakes pursuant to Section 3.1 hereof (the "Financing Statements") and (b) a legal opinion in form and substance reasonably acceptable to Great Lakes, opining as to the due authorization, execution, and delivery of this Agreement and the Financing Statements by the Band, together with opinions as to the Band's sovereign immunity waiver and noncontravention with laws and agreements.

     Section 2.2 Deposit of Enterprise Revenues. The Borrower agrees that it will direct the Manager and any other applicable parties to cause all Enterprise Revenues to be transferred to the Agent on each Business Day for deposit into the Dominion Account. If any Enterprise Revenues are initially deposited in collection bank(s) (which shall be permitted provided the collecting bank(s) execute and deliver the Joinder Agreement attached hereto as Exhibit A with the Borrower, Great Lakes and the collecting banks in form mutually acceptable to each of such parties), the Borrower shall transfer or cause to be transferred all such Enterprise Revenues or other Collateral, consisting of cash and other collected funds directly by wire transfer of immediate available funds to the Dominion Account, on each Business Day. In the event that the Borrower receives any payment that should have been deposited into the Dominion Account as provided pursuant to this Agreement, the Borrower agrees that it will hold such amounts in trust for the benefit of Great Lakes, and shall not commingle any such funds with any of its funds or other property and shall immediately transfer such amounts to the Agent for deposit into the Dominion Account. The Borrower agrees that the Agent's officers, agents and employees are irrevocably authorized by it to endorse for payment to the Agent any instruments received by the Agent for deposit into the Dominion Account.


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     Section 2.3 Withdrawals from Dominion Account. Great Lakes acknowledges and agrees that during each calendar month it shall make such transfers from the Dominion Account to and for the benefit of each of the Borrower and Great Lakes in such amounts, for such purposes and as and when required pursuant to the terms of (a) Sections 4.19.6 and 5.5 of the Management Agreement, including, without limitation, to the extent of available cash proceeds, payment to the Borrower of the Monthly Distribution Payment, and (b) Section 9.2.1(j) of the Development Agreement. Great Lakes further acknowledges and agrees that transfers from the Dominion Account to Disbursement Accounts under Section
4.19.6 of the Management Agreement (other than Monthly Distribution Payments to the Band) and payment of the Minimum Guaranteed Monthly Payment shall be timely made notwithstanding any provision of this Dominion Agreement, any Band Event of Default or any Event of Default under this Agreement. In connection with any such withdrawals and transfers and any other aspects of the Dominion Account, the Agent shall acknowledge and comply with only the withdrawal requests and other directions received from Great Lakes, except as provided in an arbitration award in an arbitration to which Great Lakes and the Borrower are parties.

     Section 2.4 Interest. The Dominion Account shall bear interest, and subject to Section 3.2 of this Agreement, funds in that account shall be invested in money market or other cash equivalent assets that are reasonably acceptable to Borrower and Great Lakes. All interest accruing with respect to amounts now or hereafter on deposit with respect to the Dominion Account shall be deposited into the Dominion Account and become part of the proceeds of the Collateral and distributed as part of such proceeds.

     Section 2.5 Monthly Reporting. On or before the ___ Business Day of each calendar month, the Agent shall provide to the Borrower and Great Lakes an account statement with respect to the Dominion Account reflecting all deposits to, withdrawals from and charges credited against the Dominion Account, and specifying the financial assets held in such account.

                                    ARTICLE 3
                     PLEDGE AND GRANT OF SECURITY INTERESTS

     Section 3.1 Grant of the Security Interest. As security for the payment and performance of all of the Obligations, the Borrower hereby pledges to Great Lakes and grants a continuing security interest to Great Lakes all of the Borrower's right, title and interest in and to the Collateral. Such security interest shall be subordinated as and when required by and in accordance with Sections 9.2.1(d) and (j) of the Development Agreement, and Great Lakes agrees to execute and deliver subordination agreements reasonably acceptable to the senior parties described in those subsections of the Development Agreement. The grant of a security interest in the Collateral as security for the Minimum Payments Note does not alter the limitations on Great Lakes' limited right to recoup Minimum Guaranteed Payment Advances as provided in such Note and in
Section 5.6.2 of the Management Agreement, and Great Lakes shall only be entitled to payment on such Note from Collateral to the extent that it is entitled to receive such recoupment under the Note and Section 5.6.2 but does not receive such recoupment.


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     Section 3.2 Control. Agent covenants and agrees that it will comply with all instructions, requests or other directions originated by Great Lakes concerning the Dominion Account at any time without further consent by Borrower. Except as otherwise provided in this Agreement, Agent shall accept investment instructions with respect to the Collateral held in the Dominion Account at the direction of Borrower or its authorized representatives and Great Lakes until such time as Great Lakes delivers a written notice to Agent and the Borrower in accordance with Section 5.2 that Great Lakes is thereby exercising exclusive control over the Account ("Notice of Exclusive Control"), provided that the proceeds of any such investments are deposited in or credited to the Dominion Account contemporaneously with such transaction; and provided, further, such investment instructions shall not affect the type or nature of Collateral for attachment and perfection purposes under the Michigan Uniform Commercial Code (as may be amended from time to time). Without limiting the foregoing, all investments that are not in the form of cash credited to the Dominion Account shall be legally titled in the name of the Agent (and not in the record name of either the Borrower or Lakes), as a securities intermediary and for the benefit each of the Borrower and Great Lakes in accordance with this Agreement. In addition, no investments shall be subject to or held in a margin account. After Agent receives the Notice of Exclusive Control, it will immediately cease complying with any investment instructions concerning the Dominion Account originated by Borrower or its representatives and shall comply with only such investment instructions as are originated by Great Lakes.

     Section 3.3 Duration. The pledge and security interests granted herein in the Collateral will respectively continue with respect to Great Lakes until cancelled or terminated by Great Lakes under a written cancellation instrument signed by such party or except as otherwise provided in an arbitration award in an arbitration to which Great Lakes and the Borrower are parties. Great Lakes acknowledges and agrees that it shall cause the termination of this Agreement as and when required pursuant to the applicable terms and provisions of the Development Agreement and Management Agreement.

     Section 3.4 Transfers free of Security Interest. Without modifying the terms of Section 2.1 and 2.3 hereof, all funds transferred from the Dominion Account as provided herein, including without limitation any funds transferred by or at the direction of Great Lakes to Disbursement Accounts pursuant to Sections 4.19.6, 5.3 and 5.5 of the Management Agreement, as well as all Minimum Guaranteed Monthly Payments, Monthly Distribution Payments, and other funds distributed to the Borrower, shall be free of the security interest of Great Lakes immediately upon their transfer from the Dominion Account.

                                    ARTICLE 4
                               BORROWER COVENANTS

     Section 4.1 Covenants of the Borrower. During the term of this Agreement, the Borrower will observe and comply with the following requirements, unless Great Lakes shall otherwise consent in writing:

     (a) Further Assurance. The Borrower will promptly execute and deliver all instruments and documents, and take such actions that may be necessary or that the Agent or


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Great Lakes may reasonably request, in order to perfect and protect the security interests granted hereby or, after an Event of Default, to enable the Agent or Great Lakes to exercise and enforce its right and remedies hereunder with respect to any Collateral in accordance with this Agreement. Without limiting the generality of the foregoing, the Borrower will execute and file such financing statements or continuation statements in respect thereof, or amendments thereto, and such other instruments of notices, as may be necessary or desirable, or as the Agent or Great Lakes may reasonably request, in order to perfect, preserve, and enhance the security interests granted hereby. The Borrower hereby authorizes the Agent, with the prior written consent of Great Lakes, or Great Lakes to file this Agreement (if the Borrower shall fail to provide an appropriate financing statement within ten (10) business days after request) or one or more continuation statements in respect thereof, relating to all or any part of Dominion Account and the Enterprise Revenues without the additional signature or consent of the Borrower where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Dominion Account and Enterprise Revenues or any part thereof shall be sufficient as a financing statement where permitted by law.

     (b) No Revocation. The Borrower shall not revoke any direction or authorization required or authorized to be given to the collection bank(s) and Agent pursuant to Article 2 or elsewhere herein unless authorized pursuant to an arbitration award to which Great Lakes and the Borrower are parties.

     (c) Financial Statements. After the occurrence of a Band Event of Default and termination of the Management Agreement, the Borrower will furnish the following to Great Lakes upon request:

          (i) Within thirty (30) days after the end of each month and one hundred twenty (120) days after the end of each fiscal year, financial and operating statements of the Enterprise for such month (and year-to-date) or fiscal year, as applicable, including a balance sheet and a profit and loss statement, all in reasonable detail and conforming to generally accepted accounting principles for casinos. The monthly statements shall be prepared and certified by the Borrower as being true and correct representations of the information set forth therein and the annual financial statements shall be prepared, audited and certified by independent certified public accountants with casino auditing experience employed or retained by the Borrower. Great Lakes agrees that any such information, as well as any other information it may receive from Borrower relating to the Enterprise, shall be and remain subject to the provisions of
               Section 15.13 of the Development Agreement.

          (ii) Within fifteen (15) days after the filing thereof, a copy of the Borrower's regulatory filings under IGRA and its Compact for each calendar year during the term hereof, with all schedules attached.

          (iii) With each of the annual audited and monthly unaudited financial statements delivered pursuant to this subsection a certificate of the chief financial officer of the Borrower or an appropriate officer of the manager


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               of the Enterprise substantially in the form set forth in Exhibit
               B stating that, except as explained in reasonable detail in such certificate, all Gross Revenues with respect to the Enterprise have been deposited into the Dominion Account for the period covered by such financial statement. If such certificate discloses an exception to such certification, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

     (d) Insurance. At such time as Great Lakes shall no longer be the Manager of the Enterprise, the Borrower shall cause to be maintained, insurance as required by the Management Agreement (except that Great Lakes shall not be a named insured or additional insured but will be named as a certificate holder if permitted by the insurer without granting an insurable interest). Upon request, the Borrower shall provide to the Agent and Great Lakes certificates of insurance or copies of insurance policies evidencing that such insurance is in effect at all times.

                                    ARTICLE 5
                           EVENTS OF DEFAULT/REMEDIES

     Section 5.1 Events of Default. Each of the following occurrences shall constitute an Event of Default:

     (a) Any material representation or warranty made by or on behalf of the Borrower herein or in any report, certificate or other document furnished by or on behalf of the Borrower pursuant to this Agreement shall prove to be false or misleading in any material respect when made.

     (b) The Borrower shall default in the due observance or performance of any of its material obligations hereunder and such default shall continue for thirty
(30) days after written notice thereof has been sent to the Borrower by Great Lakes or Agent.

     (c) A Band Event of Default shall occur.

     Section 5.2 Remedies on Default. Whenever an Event of Default shall have occurred and be continuing and, if such default is not cured within any applicable cure period and, if arbitration is timely demanded, after entry of an arbitrator's award finding that an Event of Default has occurred, if such default is not cured within any applicable cure period, Great Lakes may thereafter give Agent and the Borrower a Notice of Exclusive Control, and Agent (for and on behalf and at the direction of Great Lakes) or Great Lakes, as applicable, shall be entitled to pay to Great Lakes from the Dominion Account all amounts otherwise payable to the Borrower with respect to the Monthly Distribution Payment, and to apply the same towards the repayment of the Obligations (subject, as to the Minimum Payments Note, to the provisions of Section 3.1), and to endorse in the name of the Borrower any checks, drafts, notes or other instruments or documents received in payment of or on account of the Enterprise Revenues or other Collateral; and any such proceeds so received and prepaid shall be applied to installments of principal on the Obligations in the inverse order of their maturity; and provided further that Great Lakes may


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obtain any injunctive or other relief as is necessary for the enforcement of this Agreement and the terms and provisions set forth herein; PROVIDED, HOWEVER, that any and all remedies of Great Lakes shall be Limited Recourse (as defined in the Development Agreement); and provided further that, notwithstanding any term or provision contained herein, Great Lakes shall take all steps necessary to continue to permit and cause the necessary withdrawals and transfers to be made from the Dominion Account in accordance with Section 2.3 hereof, with the exception that Great Lakes shall be entitled to retain all amounts otherwise payable to the Borrower with respect to the Monthly Distribution Payment and apply the same towards the repayment of the Obligations; and in no event shall Great Lakes exercise any remedy against the Borrower (excluding third parties) with respect to the Enterprise Revenues other than such remedies as are necessary to require their deposit into the Dominion Account or seeking an accounting and turnover of any Enterprise Revenues held in trust by the Borrower as required under Section 2.2 hereof; and, as to third parties, in no event shall Great Lakes seek to recover funds paid to third parties through transfers from the Dominion Account in accordance with Section 2.3. Borrower agrees that, to the extent notice of sale shall be required by law with respect to the disposition of any Collateral, at least ten (10) calendar days notice to the Borrower of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification.

     Each of the parties hereto acknowledge and agree that all reasonable costs and expenses incurred by the Agent after an Event of Default in connection with the exercise of any remedy hereunder, including reasonable attorneys' fees, are the costs, expense and responsibility of the Borrower and shall be paid from the Dominion Account notwithstanding any other terms, provisions or priorities set forth in this Agreement.

     Section 5.3 Waivers; Remedies. Any waiver given by Great Lakes hereunder shall be effective if it is in writing and only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to Great Lakes. All rights and remedies of the Agent and/or Great Lakes shall be cumulative and may be exercised singularly in any order or concurrently, at the option of Great Lakes, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor a bar to the exercise or enforcement of any other.

                                    ARTICLE 6
                                    THE AGENT

     Section 6.1 Agent's Rights and Duties.

     (a) The Agent's sole agency and duty with respect to Great Lakes under this Agreement is for the purposes of perfecting Great Lakes' pledge and security interest in the Collateral and the Agent shall have no other duty or obligation, fiduciary or otherwise to Great Lakes except to the extent expressly set forth herein.

     (b) The Agent undertakes to perform such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent.


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     (c) In the absence of bad faith on its part, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements hereof.

     (d) In case an Event of Default has occurred and is continuing, the Agent shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (e) No provision of this Agreement shall be construed to relieve the Agent from liability for its own willful misconduct, negligence or breach of duty hereunder, except that:

          (i) this subsection shall not be construed to limit the effect of subsections (a) or (b) of this Section;

          (ii) the Agent shall not be liable for any error, of judgment made in good faith by an officer of the Agent, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts; and

          (iii) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (f) Except for the requirements under Section 3.2 hereof, the safekeeping of any funds in its possession, the accounting for funds actually received by it hereunder and the investment of the funds in accordance with the instructions of the Borrower (provided Great Lakes has not issued a Notice of Exclusive Control) and Great Lakes, the Agent shall have no duty to the Borrower as to any Enterprise Revenues or other Collateral or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Enterprise Revenues or other Collateral.

     Section 6.2 Indemnification. The Borrower and Great Lakes jointly and severally agree to hold the Agent harmless and to defend the Agent against any claims, causes of actions or damages arising out of any claim against the Agent by any Person with respect to amounts due to such Person from sums paid to the Agent hereunder, other than with respect to claims arising out of the willful misconduct, gross negligence, by the Agent, its officers, agents or employees, in the performance of its duties under this Agreement.

     Section 6.3 Fees and Expenses. The Borrower agrees to pay the Agent its reasonable fees and charges for serving as Agent hereunder and after an Event of Default to pay and reimburse the Agent on demand for all out-of-pocket expenses (including in each case all filing


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and recording fees and taxes and all reasonable fees and expenses of counsel)
incurred or expended by the Agent in connection with the creation, perfection, satisfaction, foreclosure or enforcement of the security interests granted hereby and the preparation, administration and enforcement of this Agreement.

     Section 6.4 Certain Rights of Agent. Except as otherwise provided in
Section 6.1:

     (a) The Agent may rely and shall be protected in acting or remaining from acting upon certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or documents believed by it to be genuine and to have been signed or presented by the proper party or parties.

     (b) Whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate of an officer of Great Lakes.

     (c) The Agent shall not be bound to make any investigation into the facts or matters stated in any certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document, but the Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

     Section 6.5 Agent Required, Eligibility. There shall at all times be a Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, having a combined capital, undivided profits and surplus of at least $500,000,000.00. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 6.6 Resignation and Removal, Appointment of Successor.

     (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent under Section 6.7 and execution by such successor Agent of a joinder agreement assuming the obligations of such resigning Agent hereunder or of a Dominion Account Agreement substantially in the form of this Agreement.

     (b) The Agent may resign at any time by giving thirty (30) days prior written notice thereof to the Borrower and Great Lakes. If an instrument of acceptance by a successor Agent shall not have been delivered to the Agent within thirty (30) days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

     (c) Subject to subsection (a) above, the Agent may be removed at any time by an instrument in writing executed by the Borrower and Great Lakes delivered to the Agent.


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     (d) If the Agent shall resign or be removed for any cause, the Borrower
(provided a Notice of Exclusive Control has not been issued by Great Lakes to the Agent) or Great Lakes (if a Notice of Exclusive Control has been issued by Great Lakes to the Agent) shall promptly appoint a successor Agent; in each case subject to the reasonable approval of the other party.

     (e) The Borrower shall give notice of each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event within 15 days thereof by certified mail, return receipt requested, postage prepaid, to Great Lakes. Each notice shall include the name of the successor Agent and the address of its principal corporate trust office.

     Section 6.7 Acceptance of Appointment by Successor. Every successor Agent appointed hereunder shall execute, acknowledge, and deliver to the Borrower and Great Lakes, and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such Agent, without any further act, deed, or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Agent, but, on request of the Borrower, Great Lakes or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent, and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder. Upon request of any such successor Agent, the Borrower shall execute any and all instruments for more fully and certain vesting in and confirming to such successor Agent for all such rights, powers and trusts.

     Section 6.8 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Agent, shall be the successor of the Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 6.9 No Set-Off. The Agent shall not set off from the Collateral any obligations or other amounts which may be payable to the Agent by the Borrower, Great Lakes or by any other Person, other than amounts due pursuant to Section 6.3.

     Section 6.10 Conflicts. In the event of any inconsistency between this Agreement and any depository agreement of Agent now or hereafter existing with respect to the Dominion Account, the terms of this Agreement shall control.

                                    ARTICLE 7
                                  MISCELLANEOUS

     Section 7.1. Notices. Except as otherwise provided herein, any notice or demand which, by provision of this Agreement, is required or permitted to be given or served any party to the others shall be deemed to have been sufficiently given and served for all purposes: (a) (if mailed) three (3) calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail; or (b) (if delivered by express courier) one Business Day after being delivered to such courier; or (c) (if delivered in person) the same day as delivery, or until another address or addresses are given in writing by a party as follows:

To the Borrower: Pokagon Band of Potawatomi Indians
                 58620 Sink Road
                 Dowagiac, Michigan 49047
                 Attention: Chairman, Tribal Council

                 With a Copy To:

                 Michael Phelan, General Counsel
                 Pokagon Band of Potawatomi Indians
                 P.O. Box 180
                 Dowagiac, MI 49047

                 and

                 Daniel Amory, Esq.
                 Drummond Woodsum & MacMahon
                 P.O. Box 9781
                 245 Commercial Street
                 Portland, Maine 04104-5081

To Agent:

                 Attn:

                 With a Copy To:

                 Attn:

To Great Lakes:  Great Lakes Gaming of Michigan, LLC
                 130 Cheshire Lane
                 Minnetonka, Minnesota 55305
                 Attn: Timothy J. Cope, President

                 With a Copy To:

                 Maslon Edelman Borman & Brand, LLP
                 3300 Wells Fargo Center
                 90 South Seventh Street
                 Minneapolis, Minnesota 55402-4140
                 Attn: Neil Sell, Esq.

     Any notice given under this Agreement by any party shall be given to all parties.

     Section 7.2 Severability. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof, provided, however that where the provisions of any such applicable law may be waived, they hereby are waived by the Parties to the fullest extent permitted by law to the end that this Agreement shall be deemed to be a valid and binding agreement in accordance with its terms.

     Section 7.3 Survival. The warranties, representations, covenants and agreements set forth herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all Obligations shall have been paid and performed in full.

     Section 7.4 Captions. Captions herein are for convenience only and shall not be deemed part of this Agreement.

     Section 7.5 Binding Effect. Subject to any limitations on assignment set forth in the Development Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

     Section 7.6 Amendments. This Agreement may not be amended, modified, waived, canceled or terminated, except in writing executed by all of the parties hereto.

     Section 7.7 Rights, Powers, Waivers, etc. Each and every right, remedy and power granted to Agent and Great Lakes hereunder or to Great Lakes under the Obligations shall be cumulative and may be exercised by the Agent or Great Lakes, as applicable, from time to time concurrently or independently as often and in such order as the Agent or Great Lakes may deem expedient; provided, however, that any and all remedies of the Agent and Great Lakes shall be Limited Recourse (as defined in the Development Agreement). No failure on the part of the Agent or Great Lakes to exercise and no delay in exercising, any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof of any other power or right.

     Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original but together shall constitute one and the same instrument.

     Section 7.9 Sovereign Immunity Waiver; Arbitration; Submission to Jurisdiction; Limitation on Damages. This Agreement constitutes the Dominion Account Agreement as defined and referred to in the Development Agreement and the Management Agreement. As such and without limiting the scope of such agreements, the provisions of Article XIV of the Development Agreement and
Article XIII of the Management Agreement apply to this Agreement and are hereby incorporated by reference, including, without limitation, the limited sovereign immunity waiver, limitations on recourse and arbitration provisions contained therein.

     Section 7.10 Agreements Control. In the event of inconsistency between the Development Agreement or the Management Agreement and this Agreement, the Development Agreement or the Management Agreement shall control; provided, however, the duties and obligations of Agent shall be governed solely by this Agreement.

     Section 7.11 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal law of the State of Minnesota (including the Minnesota Uniform Commercial Code as in effect from time to time, which Code shall apply without regard to any provision therein that would otherwise provide that such Code is inapplicable to the Band, whether based upon the fact that the Band is deemed to be a governmental body or otherwise); except that, to the extent that Minnesota law shall not recognize or provide for the creation, perfection or first priority of any security interest of the Secured Party on any Collateral that is recognized under the Tribal UCC Code, then the Tribal UCC Code shall apply thereto.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in counterparts, as of the Effective Date.

                                        "BORROWER"

                                        POKAGON BAND OF POTAWATOMI INDIANS


                                        By: /s/ John Miller
                                            ------------------------------------
                                        Name: John Miller
                                              ----------------------------------
                                        Its: Tribal Chairman


                                        By: /s/ Daniel Rapp
                                            ------------------------------------
                                        Name: Daniel Rapp
                                              ----------------------------------
                                        Its: Secretary

                                        "AGENT"

                                        [__________________________________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------


                                        "GREAT LAKES"

                                        GREAT LAKES GAMING OF MICHIGAN, LLC


                                        By: /s/ Timothy Cope
                                            ------------------------------------
                                            Timothy J. Cope
                                        Its: President

                                   EXHIBIT "A"

                                Joinder Agreement

     THIS JOINDER AGREEMENT is dated as of __________, 200__ by _________________, a ___________________ ("Collecting Bank").

     WHEREAS, pursuant to Section 2.2 of that certain Dominion Account Agreement dated ____________, 200__ (as amended or otherwise modified from time to time, the "Dominion Agreement") by and among the Pokagon Band of Potawatomi Indians ("Borrower"), Great Lakes Gaming of Michigan, LLC f/k/a Great Lakes of Michigan, LLC ("Great Lakes") and _____________________ ("Agent"), the Collecting Bank, must execute and deliver a Joinder Agreement in accordance with the Agreement.

     NOW THEREFORE, as a further inducement to Great Lakes to continue to provide credit accommodations and management services to the Borrower, the Collecting Bank hereby covenants and agrees as follows:

     1. All capitalized terms used herein shall have the meanings assigned to them in the Dominion Agreement unless expressly defined herein to the contrary.

     2. The Successor Agent hereby enters into this Joinder Agreement in order to comply with Section 2.2 of the Agreement and acknowledges receipt of a copy of the Agreement.

     3. Collecting Bank will be from time to time receiving Enterprise Revenues from the Borrower which shall be deposited into account no. ____________ maintained by the Borrower with the Collecting Bank (such account, together with any replacement thereof shall hereinafter be referred to as the "Collecting Bank Account").

     4. The Collecting Bank acknowledges and agrees that it shall comply with and be bound by each of the terms and provisions of the Dominion Agreement as if originally a party thereto and all references set forth in the Dominion Agreement to the "Dominion Account" shall be deemed to be references to the Collecting Bank Account and all references to the "Agent" shall be deemed to be references to the Collecting Bank; provided, however, that Collecting Bank hereby acknowledges and agrees that on each business day all collected Enterprise Revenues and other collateral delivered to or received by it shall be transferred directly to the Agent in immediately available funds.

     5. Without limiting the foregoing, Collecting Bank does hereby acknowledge and agree that Great Lakes is the holder of a prior perfected security interest in the Enterprise Revenues notwithstanding their deposit into the Collection Bank

          Account or their other transfer to the Collecting Bank, and hereby waives any conflicting security interest or rights of set off in or to any of such Enterprise Revenues and related Collateral.

     6. This Joinder Agreement shall be governed by the laws of the State of Michigan and shall be binding upon the Collection Bank and its successors and assigns.

     IN WITNESS WHEREOF, the undersigned Collection Bank has executed and delivered this Joinder Agreement as of the date set forth above.

                                                          Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

Dated ____________, 200_

     I, the Chief Financial Officer of the Pokagon Band of Potawatomi Indians (the "Borrower"), do hereby provide this Compliance Certificate in connection with that certain Dominion Account Agreement dated ___________, 200___ (the "Dominion Agreement"), by and between the Borrower, Great Lakes Gaming of Michigan, LLC, and ___________ Bank (the "Bank"); capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Dominion Agreement.

     I certify that as of the date hereof:

     1) All Gross Revenues arising from the operations of the Enterprise from ________________, 200__ to ______________, 200__ have been deposited into the Dominion Account with the Bank.

                                        POKAGON BAND OF POTAWATOMI INDIANS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its Chief Financial Officer